SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549
                           ______________________

                                  FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                   The BlackRock High Yield Trust (the "Trust")
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       (Exact name of registrant as specified in its certificate of trust)

          Delaware                                      13-4031238
 ----------------------------------------      ---------------------------
   (State of organization)                             (IRS Employer
                                                     Identification No.)

         345 Park Avenue
        New York, New York                               10154
 ----------------------------------------      ---------------------------
 (Address of principal executive offices)              (Zip Code)

                   Securities to be registered pursuant
                        to Section 12(b) of the Act:

      Title of each class                   Name of each exchange on which
      to be so registered                    each class is to be registered
      -------------------                   -------------------------------

      Common Shares of                      The New York Stock Exchange, Inc.
      Beneficial Interest,
        par value $.001

                    Securities to be registered pursuant
                        to Section 12(g) of the Act:

                                    None
                              ----------------
                              (Title of Class)

 Item 1.   Description of Registrant's Securities to be Registered

           Capital Stock

           The title and description of the Common Shares of Beneficial Interest being registered hereby is incorporated herein by reference to the information appearing under the caption "Description of Shares" in the preliminary prospectus included in the Registration Statement on Form N-2 of The BlackRock High Yield Trust (File Nos: 333-631435;811-8991).

 Item 2.   Exhibits

           Exhibits are a part of the Trust's Registration Statement on Form
           N-2.



                                 SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  THE BLACKROCK HIGH YIELD TRUST


                                  By: /s/ Ralph L. Schlosstein
                                     -------------------------
                                     Ralph L. Schlosstein
                                     President


 Dated:    November 30, 1998